                                                                   Exhibit 99.15

                                                               Execution Version


                        RECONSTITUTED SERVICING AGREEMENT

                         Luminent Mortgage Trust 2007-2

     This Reconstituted Servicing Agreement, dated as of May 1, 2007 (this "Agreement"), is by and among INDYMAC BANK, F.S.B. ("IndyMac" or the "Servicer"), LARES ASSET SECURITIZATION, INC. ("Lares" or the "Depositor"), MAIA MORTGAGE FINANCE STATUTORY TRUST ("Maia" or the "Seller") and WELLS FARGO BANK, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                                    RECITALS

     WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit Two hereto (the "Serviced Loans") to the Depositor, and the Depositor in turn has conveyed the Serviced Loans to the Trustee, all pursuant to a pooling agreement, dated as of April 1, 2007 (the "Pooling Agreement"), among the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

     WHEREAS, the Serviced Loans are currently being serviced by IndyMac for the Seller pursuant to a Flow Sale and Servicing Agreement, dated as of April 21, 2006 (the "Servicing Agreement"), among the Seller, Mercury Mortgage Finance Statutory Trust and IndyMac, a copy of which is annexed hereto as Exhibit Three;

     WHEREAS, the Seller desires that IndyMac continue to service the Serviced Loans and IndyMac has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of IndyMac hereunder as set forth herein and to the other conditions set forth herein;

     WHEREAS, Section 12.11 of the Servicing Agreement provides that, subject to certain conditions set forth therein, the Seller may assign the Servicing Agreement with respect to some or all of the Mortgage Loans (as such term is defined in the Servicing Agreement). Without limiting the foregoing, IndyMac has agreed, in Section 9.01 and Section 12.13 of the Servicing Agreement, to enter into additional documents, instruments or agreements as may be reasonably necessary in connection with any "Securitization Transaction" (as such term is defined in the Servicing Agreement) contemplated by the Seller pursuant to the Servicing Agreement;

     WHEREAS, the Seller and IndyMac agree that (a) the transfer of the Serviced Loans from Seller to the Depositor and from the Depositor to the Trustee to be accomplished by the Pooling Agreement constitutes a Securitization Transaction and (b) this Agreement shall constitute a "Reconstitution Agreement" (as such term is defined in the Servicing Agreement) in connection with such Securitization Transaction that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling Agreement;

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of IndyMac upon the occurrence and continuance of an Event of Default under this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Capitalized terms used and not defined in this Agreement (including Exhibit One hereto) shall have the meanings ascribed to them in the Servicing Agreement.

                                   ARTICLE II

                                    SERVICING

     IndyMac agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Company under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit One hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

                                  ARTICLE III

                               TRUST CUT-OFF DATE

     The parties hereto acknowledge that by operation of Section 5.01 of the Servicing Agreement (as modified by this Agreement) the remittance on May 18, 2007 to be made to the Trust Fund is to include all principal collections due after April 1, 2007 (the "Trust Cut-off Date"), plus interest thereon at the weighted average Mortgage Interest Rate collected during the Due Period immediately preceding May 18, 2007, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the first paragraph of Section 5.01 of the Servicing Agreement.

                                   ARTICLE IV

                                  SERVICING FEE

     Notwithstanding any provision of the Servicing Agreement to the contrary, the Servicing Fee rate for the Serviced Loans shall be equal to 0.375% per annum (the "Servicing Fee Rate"). The Servicing Fee shall be payable monthly from the interest portion of the related Monthly Payment collected by the Servicer.

                                   ARTICLE V

              RECOGNITION OF THE MASTER SERVICER AND THE TRUST FUND

     (a) From and after the date hereof, IndyMac, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce IndyMac's obligation to service the Serviced Loans in accordance with the provisions of this Agreement. IndyMac shall recognize the Luminent Mortgage Trust 2007-2 Trust Fund (the "Trust Fund") as the owner of the Serviced Loans, and IndyMac will service the Serviced Loans for the Trust Fund as if the Trust Fund and IndyMac had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of this Agreement. Pursuant to the Pooling Agreement, the Master Servicer and the Trustee shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling Agreement) as the Purchaser under the Servicing Agreement to enforce the obligations of IndyMac, including, without limitation, in the case of the Trustee, the enforcement of (i) the document delivery requirements set forth in Section 2.03 of the Servicing Agreement and
(ii) remedies with respect to representations and warranties made by IndyMac in the Servicing Agreement, and, in the case of the Master Servicer, shall be entitled to enforce all of the obligations of IndyMac thereunder insofar as they relate to the Serviced Loans. IndyMac shall look solely to the Trust Fund for performance of any obligations of the Purchaser under the Servicing Agreement and the Trust Fund hereby assumes such obligations. All references to the Purchaser under the Servicing Agreement insofar as they relate to the Serviced Loans, shall be deemed to refer to the Trust Fund. IndyMac shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way (i) materially affect the Serviced Loans or IndyMac's performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee and the Master Servicer or (ii) materially and adversely affect the interests of the Certificateholders in the Serviced Loans.

     (b) The Master Servicer shall be entitled to terminate the rights and obligations of IndyMac under this Agreement, as provided in Section 10.01 (Events of Default) of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Purchaser under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights the parties and other signatories hereto, except IndyMac, agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling Agreement. Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Seller or the Trust Fund, as "Purchaser" under the Servicing Agreement, to reimburse IndyMac for any costs or expenses shall be satisfied by IndyMac's reimbursement of such costs or expenses from the Custodial Account.

     (c) A copy of all assessments, attestations, reports and certifications required to be delivered by IndyMac under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

                                   ARTICLE VI

                                   WARRANTIES

     Maia and IndyMac mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans, except as set forth herein, and no notice of termination has been given thereunder.

                                  ARTICLE VII

                                 REPRESENTATIONS

     Pursuant to Section 9.0l(a) of the Servicing Agreement, IndyMac hereby represents and warrants, for the benefit of Lares, the Trustee and the Trust Fund, that (i) the representations and warranties set forth in Section 3.01 of the Servicing Agreement are true and correct as of May 1, 2007 (the "Reconstitution Date"), as if such representations and warranties were made on such date and (ii) the representations and warranties set forth in Section 3.02 of the Servicing Agreement are true and correct as of the related Closing Date (as defined in the Servicing Agreement) as if such representations and warranties were made on such date.

     IndyMac hereby acknowledges and agrees that the remedies available to the Trust Fund (including the Trustee acting on the Trust Fund's behalf) in connection with any breach of the representations and warranties made by IndyMac set forth above that materially and adversely affects the value of that Mortgage Loan or the interests of the Purchaser in such Mortgage Loan shall be as set forth in Subsection 3.03 of the Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein). Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Trust Fund as Purchaser under the Servicing Agreement.

     Each of the Serviced Loans has been conveyed to the Trustee pursuant to the Pooling Agreement and Maia is not the originator of any of the Serviced Loans.

                                  ARTICLE VIII

                                   ASSIGNMENT

     IndyMac hereby acknowledges that the rights of the Seller as "Purchaser" under the Servicing Agreement as amended by this Agreement will be assigned to Lares, and by Lares to the Trust Fund under the Pooling Agreement, and agree that the Pooling Agreement will each be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights and obligations of the Seller as "Purchaser" under the Servicing Agreement to Lares and the Trustee, on behalf of the Trust Fund, as applicable. In addition, the Trust Fund has made, or intends to make, a REMIC election. IndyMac hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

                                   ARTICLE IX

                                  FULL RELEASE

     The parties hereto acknowledge and agree that in connection with the foregoing, the Seller is hereby fully released from all obligations to the Servicer under the Servicing Agreement with respect to the Serviced Loans.

                                   ARTICLE X

                             NOTICES AND REMITTANCES

     (a) All notices, consents, certificates, reports and certifications (collectively, "Written Information") required to be delivered to the Purchaser under the Servicing Agreement and under this Agreement shall be delivered to the Master Servicer at the following address:

           Wells Fargo Bank, N.A.
           P.O. Box 98
           Columbia, Maryland 21046
           Attention: Client Manager, Luminent 2007-2
           (or in the case of overnight deliveries, 9062 Old Annapolis Road
           Columbia, Maryland 21045
           Attention: Client Manager, Luminent 2007-2)
           Telephone: (410) 884-2000
           Facsimile: (410) 715-2380

     (b) All amounts required to be remitted or distributed by the Servicer to the "Purchaser" under the Servicing Agreement and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

           Wells Fargo Bank, N.A.
           ABA#: 121-000-248
           Account Name: SAS CLEARING
           Account Number: 3970771416
           For further credit to: Luminent 2007-2, Account #53142600

     (c) All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

           HSBC Bank USA, National Association
           452 Fifth Avenue
           New York, New York 10018
           Attention: CTLA - Structured Finance / Luminent Mortgage Trust 2007-2

     (d) All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

           Lares Asset Securitization, Inc.
           101 California St., 13th Floor
           San Francisco, California 94111
           Attention:  Christopher Zyda
           Telephone:  (415) 217-4500
           Facsimile:  (415) 217-4518

     (e) All demands, notices and communications required to be delivered to IndyMac under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

           IndyMac Bank, F.S.B.
           3465 E. Foothill Boulevard
           Pasadena, CA 91107
           Attention: Secondary Marketing -- Transaction Management
           Fax: (626) 585-5042

                                   ARTICLE XI

                                  GOVERNING LAW

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ARTICLE XII

                                    AMENDMENT

     The parties hereto hereby acknowledge and agree that the Servicing Agreement shall not be amended without the consent of the Seller.

                                  ARTICLE XIII

                                  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                                  ARTICLE XIV

                                 RECONSTITUTION

     IndyMac and the Seller agree that this Agreement is a Reconstitution Agreement executed in connection with a Securitization Transaction and that May 1, 2007 is the Reconstitution Date.

                                   ARTICLE XV

                           LIMITED ROLE OF THE TRUSTEE

     The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Pooling Agreement and not individually, and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

     IN WITNESS WHEREOF, the parties have caused this Reconstitution Agreement to be executed by their duly authorized officers as of the date first above written.



                                      INDYMAC BANK, F.S.B., as Servicer

                                      By: /s/ Jill Jacobson
                                         --------------------------
                                      Name:  Jill Jacobson
                                      Title: Vice President


                                      MAIA MORTGAGE FINANCE STATUTORY
                                      TRUST, as Seller

                                      By: /s/ Christopher J. Zyda
                                         ----------------------------
                                      Name   Christopher J. Zyda
                                      Title: Trustee & President


                                      LARES ASSET SECURITIZATION, INC., as
                                      Depositor

                                      By: /s/ Christopher J. Zyda
                                         --------------------------
                                      Name:  Christopher J. Zyda
                                      Title: Chief Financial Officer


                                      WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator

                                      By: /s/ Amy Doyle
                                         ----------------------------
                                      Name:  Amy Doyle
                                      Title: Vice President

Agreed to and acknowledged By:

HSBC BANK USA, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee for Luminent Mortgage Trust 2007-2 under the Pooling
Agreement

By: /s/ Nina Nassar
    -----------------------
Name:   Nina Nassar
Title:  Officer

                                   EXHIBIT ONE
                                   -----------

                    Modifications to the Servicing Agreement
                    ----------------------------------------

     The Company and Seller hereby amend the Flow Sale and Servicing Agreement with respect to the Assigned Loans as follows:

     (a) The definition of "Business Day" in Article I is hereby amended in its entirety to read as follows:

          Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of California, the State of Maryland, the State of Minnesota or the State of New York are authorized or obligated by law or executive order to be closed.

     (b) A new definition of "Eligible Account" is hereby added to Article I immediately following the definition of "Due Period" to be as defined in the Pooling Agreement.

     (c) The definition of "First Remittance Date" in Article I is hereby amended in its entirety to read as follows:

          First Remittance Date: May 18, 2007.

     (d) A new definition of "Master Servicer" is hereby added to Article I immediately following the definition of "Market Change" to read as follows:

          Master Servicer: Wells Fargo Bank, NA or any successor thereto.

     (e) The definition of "Opinion of Counsel" in Article I is hereby amended in its entirety to read as follows:

               Opinion of Counsel: A written opinion of counsel, who may be an employee of IndyMac, that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to
          (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who
          (i) is in fact independent of IndyMac, (ii) does not have any material direct or indirect financial interest in IndyMac or in any affiliate of any such entity and (iii) is not connected with IndyMac as an officer, employee, director or person performing similar functions.

     (f) The definition of "Permitted Investments" in Article I is hereby amended in its entirety to read as follows:

               Permitted Investments: Any one or more of the following obligations or securities held in the name of the trustee for the benefit of the certificateholders acquired at a purchase price of not greater than par, regardless of whether issued or managed by the depositor, the trustee, the master servicer, the securities administrator or any of their respective affiliates or for which an affiliate serves as an advisor, will be considered a permitted investment:

                                  Exhibit One-1

               (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the trustee, the securities administrator or the master servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of each rating agency rating the certificates and (B) any other demand or time deposit or deposit account that is fully insured by the FDIC;

               (iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the rating agencies rating the certificates;

               (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by each rating agency rating the certificates in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

               (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by each rating agency rating the certificates in its highest short-term unsecured debt rating available at the time of such investment;

               (vi) units of money market funds (which may be 12b-l funds, as contemplated by the Commission under the Investment Company Act of
          1940) registered under the Investment Company Act of 1940 including funds managed or advised by the trustee, the master servicer, the securities administrator or an affiliate thereof having the highest applicable rating from each rating agency rating such funds; and

               (vii) if previously confirmed in writing to the trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each rating agency rating the certificates in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the senior certificates;

               In each case (other than clause (a)), such Permitted Investment shall have a final maturity (giving effect to any applicable grace period) no later than the Business Day immediately preceding the Distribution Date (or, if the Securities Administrator or an Affiliate is the obligor on such Permitted Investment, the Distribution Date)

                                  Exhibit One-2
          next following the Due Period in which the date of investment occurs; provided, that, Permitted Investments may not include (i) any interest-only security, any security purchased at a price in excess of 100% of the par value or any security that provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par, (ii) any floating rate security whose interest rate is inversely or otherwise not proportionately related to an interest rate index or is calculated as other than the sum of an interest rate index plus a spread, (iii) securities subject to an offer, (iv) any security with a rating from S&P which includes the subscript "p," "pi," "q," "r" or "t", or (v) any investment, the income from which is or will be subject to deduction or withholding for or on account of any withholding or similar tax.

     (g) The definition of "Rating Agency" in Article I is hereby amended in its entirety to read as follows:

          Rating Agency: Each of the rating agencies identified in the Pooling Agreement, or any successor thereto.

     (h) The definition of "Remittance Date" in Article I is hereby amended by adding the following phrase at the beginning of the definition: "No later than 1:00 p.m. Eastern Time on"

     (i) Subsection 3.03 (Repurchase) is hereby amended as follows:

          (i) by replacing the words "the Purchaser and hold it" at the beginning of the second line of the sixth paragraph with "Maia, the Depositor, the Trustee, the Trust Fund and the Master Servicer and hold each of them;"

          (ii) by replacing each of the references to "the Purchaser" in the last sentence of the sixth paragraph with "Maia, the Depositor, the Trustee, the Trust Fund and the Master Servicer;" and

          (iii) by replacing each of the references to "the Purchaser" in the seventh paragraph of with "Maia, the Master Servicer, the Depositor or the Trustee."

     (j) Subsection 3.04 (Repurchase of Mortgage Loans With First Payment Defaults) is hereby amended by deleting ", at the Purchaser's option exercised no later then ninety (90) days after the end of the related Holding Period,".

     (k) Section 4.01 (Company to Act as Servicer) is hereby amended by adding the following proviso after the second sentence of the first paragraph to read as follows:

          provided, however, that the Company shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
     Code) unless the Trustee and the Master  Servicer  have received an Opinion

                                  Exhibit One-3
     of Counsel (at the expense of the Seller reimbursable from funds in the Custodial Account) to the effect that the contemplated action will not cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

     (l) Section 4.02 (Liquidation of Mortgage Loans) is hereby amended by adding a final paragraph to that section that reads as follows:

          Notwithstanding anything in this Servicing Agreement to the contrary, for so long as the Master Servicer has not notified the Servicer that the sole holder of the most subordinate class of certificates (the "Subordinate Holder") is no longer entitled to the rights described in Exhibit L, the Servicer shall follow the procedures set forth in Exhibit L in connection with any Mortgage Loan that has become 60 or more days delinquent in payment.

     (m) Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

          (i) by replacing the words "IndyMac Bank, F.S.B., in trust for [Name of Purchaser] and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - P&I", with the words "IndyMac Bank, F.S.B., in trust for the Trustee of Luminent Mortgage Trust 2007-2" in the first paragraph;

          (ii) by replacing the sentence "The Custodial Account shall be established with a Qualified Depository" with "The Custodial Account shall be an Eligible Account."

          (iii) by adding a new paragraph at the end of the section to read as follows:

          "Funds in the Custodial Account shall, if invested, be invested in Permitted Investments; provided, however, that the Company shall be under no obligation or duty to invest (or otherwise pay interest on) amounts held in the Custodial Account. All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one Business Day prior to the next succeeding Remittance Date (except that if such Permitted Investment is an obligation of the Company, then such Permitted Investment shall mature not later than such applicable Remittance Date). Any and all investment earnings from any such Permitted Investment shall be for the benefit of the Company and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund. The risk of loss of moneys required to be remitted to the Master Servicer resulting from such investments shall be borne by and be the risk of the Servicer. The Company shall deposit the amount of any such loss in the Custodial Account immediately as realized, but in no event later than the related Remittance Date."

     (n) Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by adding clause (xi) thereof to read as follows: to make payments to the Securityholder in the amounts and in the manner provided for in Exhibit L.

     (o) Section 4.06 (Establishment of and Deposits into Escrow Account) is hereby amended as follows:

                                  Exhibit One-4

          (i) by replacing the words "IndyMac Bank, F.S.B., in trust for [Name of Purchaser] and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T & I", with the words "IndyMac Bank, F.S.B., in trust for the Trustee of Luminent Mortgage Trust 2007-2 and various Mortgagors - T & I" in the first paragraph;

          (ii)  by  replacing  the  sentence   "The  Escrow   Account  shall  be
     established with a Qualified Depository" with "The Escrow Account shall be an Eligible Account."

          (iii) by adding the following sentence after the last sentence of the third paragraph as follows:

          "The Company will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 4.06, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to pursuant to Section 4.08 hereof; provided, however, that Servicing Advances shall not be required to be made by the Company if such Servicing Advance would, if made, be, in the Company's reasonable judgment, nonrecoverable."

     (p) There shall be added after Section 4.15 a new Section 4.15A, to read as follows:

          Serviced Loans with an LTV =75% and =80% as noted on Exhibit Two of the Reconstitution Agreement will be covered by a master lender-paid private mortgage insurance policy issued by Triad Guaranty Insurance Corporation ("Triad"). The Servicer shall not take any action that would result in non-coverage under such policy which, but for the actions of the Servicer, would have been covered thereunder. In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trust Fund, claims to Triad under such policy in a timely fashion in accordance with the terms of such policy and, in this regard, to take such action as shall be necessary to permit recovery under such policy respecting a defaulted serviced loan. Any amounts collected by the Servicer under such policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 4.05 (as if such funds related to a PMI Policy).

     (q) The third paragraph under Section 5.02 (Automated Servicing Systems and Statements to Purchaser) is hereby amended to read as follows:

          "Not later than the tenth calendar day of each month (or, if such 10th day is not a Business Day, the immediately preceding Business Day) the Company shall furnish to the Master Servicer in electronic format a statement providing loan level accounting data, defaulted loan data and realized loss and gain data for the period ending on the last Business Day of the preceding month in the format attached as Exhibit M."

     (r) Subsection 8.01 (Indemnification; Third Party Claims) is hereby amended by replacing each of the references to "the Purchaser" in the paragraph with "Maia, the Trust Fund, the Master Servicer, the Trustee and the Depositor."

                                  Exhibit One-5

     (s) Subsection 8.04 (Limitations on Resignation and Assignment by Company) is hereby amended as follows:

          (i) by replacing the last reference to "each Purchaser" and "the Purchasers" in the first paragraph and each reference to "each Purchaser" in the second paragraph with "the Depositor, the Trustee, the Master Servicer and each Rating Agency" and

          (ii) by replacing the references to "each Purchaser" and "and Purchaser" in the third paragraph with "the Master Servicer."

     (t) Subsection 10.01 (Events of Default) is hereby amended as follows:

          (i) by replacing each reference to "the Purchaser" with "the Master Servicer;" and

          (ii) by amending subclause (ii) by adding the phrase "provided, however, that any breach of the provisions in the Regulation AB Compliance Addendum attached to this Agreement as Exhibit K shall constitute an immediate Event of Default for which no notice is required and no opportunity to remedy shall be provided" after the words "shall have been given to the Company by the Purchaser or by the Custodian."

     (u) Subsection 10.02 (Waiver of Defaults) is hereby amended by replacing the reference to "Purchasers" with "Master Servicer."

     (v) Section 11.01 (Termination) is hereby amended as follows:

          (i) by deleting the first paragraph of such section in its entirety and replacing it with the following:

          "The respective obligations and responsibilities of the Company shall terminate upon the: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) in accordance with Section 10.01 or (iii) in accordance with Section 8.04."

          (ii) by deleting the first sentence of the second paragraph of such section and replacing it with the following:

          "Upon written request from the Depositor or the Master Servicer in connection with any such termination or any resignation, the Company shall, at its expense, prepare, execute and deliver to the successor entity designated by the Master Servicer any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense, as provided in
     Article V of the Pooling Agreement."

     (w) Section 12.01 (Successor to Company) is hereby amended as follows:

                                  Exhibit One-6

          (i) by replacing the words "Prior to" with "Upon" at the beginning of the first sentence of the first paragraph;

          (ii) by replacing the reference to "Section 8.04, 10.01 or 11.01 (ii)" with "Subsection 10.01" in the second line of the first paragraph;

          (iii)  by  adding  the  words  ",  in  accordance   with  the  Pooling
     Agreement," after the word "shall" in the second line of the first paragraph;

          (iv) by adding the following new sentence immediately after the first sentence of the first paragraph to read as follows:

          "Any successor to the Company shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Trustee and the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates."

          (v) by replacing the references to the "Purchaser" in the second and eighth lines of the second paragraph with "the Master Servicer and the Trustee;" and

          (vi) by replacing the fourth paragraph thereof with the following paragraph:

          "Except as otherwise provided in this Section 12.01, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of the termination or resignation of the Seller as Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement."

     (x) Section 12.02 (Amendment) is hereby amended to read as follows:

          "This Agreement may be amended only by written agreement signed by the Company, the Depositor, the Master Servicer and the Trustee. The party requesting such amendment shall, at its own expense, provide the Depositor, the Master Servicer and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the Company has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Serviced Loans."

     (y) A new Section 12.21 (Intended Third Party Beneficiary) is hereby added to the Servicing Agreement to read as follows:

          Section 12.21 Intended Third Party Beneficiaries.

                                  Exhibit One-7

          Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, the Master Servicer and the Depositor each receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Trustee, the Master Servicer and the Depositor as if the Trustee, the Master Servicer and the Depositor were each a party to this Agreement, and the Trustee, the Master Servicer and the Depositor each shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The Company shall only take directions from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trustee, the Master Servicer and the Depositor hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall terminate upon termination of the Trust Fund pursuant to the Pooling Agreement.

     (z) Subsection 2.06(a) of Exhibit K is hereby amended by adding the words ", any Master Servicer" after the word "Purchaser" in the last sentence of such section and by adding the words "and certification" after the word "attestation" in the last sentence of such section.

     (aa) Subsection 13.06(b) of Exhibit K is hereby amended by adding the words "(and in any event within five days after any such request)" after the words "promptly upon request" in the second sentence of the first paragraph of such section and by adding ", any Master Servicer" after the word "Purchaser" in the last sentence of the second paragraph of such section and by adding the words "and certification" after the word "attestation" in the last sentence of the second paragraph of such section.

     (bb) Exhibit Four attached hereto is hereby added to the Servicing Agreement as Exhibits M, N and O.

     (cc) Exhibit L is hereby deleted in its entirety and replaced with the provisions attached hereto as Exhibit Five.

                                  Exhibit One-8

                                   EXHIBIT TWO
                                   -----------

                             List of Serviced Loans
                             ----------------------

 To be retained in a separate closing binder entitled "Luminent 2007-2 Mortgage
      Loan Schedule" at the Washington DC offices of Hunton & Williams LLP




































                                  Exhibit Two-1

                                  EXHIBIT THREE
                                  -------------

                               Servicing Agreement
                               -------------------

                       On File with Hunton & Williams LLP




































                                 Exhibit Three-1

                                  EXHIBIT FOUR
                                  ------------

                      Form of Periodic Reports to Purchaser
                      -------------------------------------

                                    Exhibit M

-----------------------------------------------------------------------------------------------------------------------------------
                             Standard Loan Level File Layout --
                             Master Servicing
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Exhibit 1:  Layout
-----------------------------------------------------------------------------------------------------------------------------------
Column Name                  Description                                                     Decimal  Format Comment           Max
                                                                                                                               Size
-----------------------------------------------------------------------------------------------------------------------------------
Each file requires the following fields:
-----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR             A value assigned by the Servicer to define a group of                    Text up to 20 digits       20
                             loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan by the                         Text up to 10 digits       10
                             investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the Servicer.                      Text up to 10 digits       10
                             This may be different than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                Scheduled monthly principal and scheduled interest                    2  No commas(,) or dollar     11
                             payment that a borrower is expected to pay, P&I                          signs ($)
                             constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                The loan interest rate as reported by the Servicer.                   4  Max length of 6             6
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                 The loan gross interest rate less the service fee rate                4  Max length of 6             6
                             as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                The servicer's fee rate for a loan as reported by the                 4  Max length of 6             6
                             Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                 The servicer's fee amount for a loan as reported by the               2  No commas(,) or dollar     11
                             Servicer.                                                                signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                  The new loan payment amount as reported by the                        2  No commas(,) or dollar     11
                             Servicer.                                                                signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                The new loan rate as reported by the Servicer.                        4  Max length of 6             6
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE               The index the Servicer is using to calculate a                        4  Max length of 6             6
                             forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-1

-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance at the                        2  No commas(,) or dollar     11
                             beginning of the processing cycle.                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL            The borrower's actual principal balance at the end of                 2  No commas(,) or dollar     11
                             the processing cycle.                                                    signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle that the                         MM/DD/YYYY                 10
                             borrower's next payment is due to the Servicer, as
                             reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1              The first curtailment amount to be applied.                           2  No commas(,) or dollar     11
                                                                                                      signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1             The curtailment date associated with the first                           MM/DD/YYYY                 10
                             curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1              The curtailment interest on the first curtailment                     2  No commas(,) or dollar     11
                             amount, if applicable.                                                   signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2              The second curtailment amount to be applied.                          2  No commas(,) or dollar     11
                                                                                                      signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2             The curtailment date associated with the second                          MM/DD/YYYY                 10
                             curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2              The curtailment interest on the second curtailment                    2  No commas(,) or dollar     11
                             amount, if applicable.                                                   signs ($)
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-2

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Exhibit 1: Continued         Standard Loan Level File Layout
-----------------------------------------------------------------------------------------------------------------------------------
Column Name                  Description                                                     Decimal  Format Comment           Max
                                                                                                                               Size
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3              The third curtailment amount to be applied.                           2  No commas(,) or dollar     11
                                                                                                      signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3             The curtailment date associated with the third                           MM/DD/YYYY                 10
                             curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3               The curtailment interest on the third curtailment                     2  No commas(,) or dollar     11
                             amount, if applicable.                                                   signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                      The loan "paid in full" amount as reported by the                     2  No commas(,) or dollar     11
                             Servicer.                                                                signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                     The paid in full date as reported by the Servicer.                       MM/DD/YYYY                 10
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Action Code Key:            2
ACTION_CODE                  The standard FNMA numeric code used to indicate the                      15=Bankruptcy,
                             default/delinquent status of a particular loan.                          30=Foreclosure, ,
                                                                                                      60=PIF, 63=Substitution,
                                                                                                      65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                  The amount of the interest adjustment as reported by                  2  No commas(,) or dollar     11
                             the Servicer.                                                            signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount, if                          2  No commas(,) or dollar     11
                             applicable.                                                              signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if applicable.                       2  No commas(,) or dollar     11
                                                                                                      signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                The amount the Servicer is passing as a loss, if                      2  No commas(,) or dollar     11
                             applicable.                                                              signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
Plus the following applicable fields:
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal amount due at                     2  No commas(,) or dollar     11
                             the beginning of the cycle date to be passed through                     signs ($)
                             to investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL           The scheduled principal balance due to investors at                   2  No commas(,) or dollar     11
                             the end of a processing cycle.                                           signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT               The scheduled principal amount as reported by the                     2  No commas(,) or dollar     11
                             Servicer for the current cycle -- only applicable for                    signs ($)
                             Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-3


-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                The scheduled gross interest amount less the service                  2  No commas(,) or dollar     11
                             fee amount for the current cycle as reported by the                      signs ($)
                             Servicer -- only applicable for Scheduled/Scheduled
                             Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                The actual principal amount collected by the Servicer                 2  No commas(,) or dollar     11
                             for the current reporting cycle -- only applicable for                   signs ($)
                             Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                 The actual gross interest amount less the service fee                 2  No commas(,) or dollar     11
                             amount for the current reporting cycle as reported by                    signs ($)
                             the Servicer -- only applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT          The penalty amount received when a borrower                           2  No commas(,) or dollar     11
                             prepays on his loan as reported by the Servicer.                         signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the loan waived                     2  No commas(,) or dollar     11
                             by the servicer.                                                         signs ($)
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-4

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Exhibit 1: Continued         Standard Loan Level File Layout
-----------------------------------------------------------------------------------------------------------------------------------
Column Name                  Description                                                     Decimal  Format Comment           Max
                                                                                                                               Size
-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                     The Effective Payment Date of the Modification for the                   MM/DD/YYYY                 10
                             loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                     The Modification Type.                                                   Varchar - value can be     30
                                                                                                      alpha or numeric
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and interest                        2  No commas(,) or dollar     11
                             advances made by Servicer.                                               signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
BREACH_FLAG                  Flag to indicate if the repurchase of a loan is due to a                 Y=Breach                    1
                             breach of Representations and Warranties                                 N=NO Breach
                                                                                                      Let blank if N/A
-----------------------------------------------------------------------------------------------------------------------------------















                                 Exhibit Four-5

Exhibit 2:  Monthly Summary Report by Single Investor

MONTHLY SUMMARY REPORT

For Month Ended: mm/dd/yyyy                 Servicer Name
                -----------                              -----------------------

Prepared by:                                Investor Nbr
            --------------------------------            ------------------------

--------------------------------------------------------------------------------
Section 1.  Remittances and Ending Balances - Required Data
--------------------------------------------------------------------------------
Beginning     Ending    Total Monthly   Total Ending Unpaid   Total Monthly
Loan Count  Loan Count  Remittance Amo   Principal Balance   Principal Balance
--------------------------------------------------------------------------------
    0           0               $0.00           $0.00             $0.00
--------------------------------------------------------------------------------
Principal Calculation
---------------------
1.  Monthly Principal Due                                       +    $0.00
                                                                 ---------
2.  Current Curtailments                                        +    $0.00
                                                                 ---------
3.  Liquidations                                                +    $0.00
                                                                 ---------
4.  Other (attach explanation)                                  +    $0.00
                                                                 ---------
5.  Principal Due                                                    $0.00
                                                                 ---------
6.  Interest (reported "gross")                                 +    $0.00
                                                                 ---------
7.  Interest Adjustments on Curtailments                        +    $0.00
                                                                 ---------
8.  Servicing Fees                                              -    $0.00
                                                                 ---------
9.  Other Interest (attach explanation)                         +    $0.00
                                                                 ---------
10. Interest Due      (need to subtract ser fee)                     $0.00
                                                                 =========
Remittance Calculation
----------------------
11. Total Principal and Interest Due (lines 5+10)               +    $0.00
                                                                 ---------
12. Reimbursement of Non-Recoverable Advances                   -    $0.00
                                                                 ---------
13. Total Realized gains                                        +    $0.00
                                                                 ---------
14. Total Realized Losses                                       -    $0.00
                                                                 ---------
15. Total Prepayment Penalties                                  +    $0.00
                                                                 ---------
16. Total Non-Supported Compensating Interest                   -    $0.00
                                                                 ---------
17. Other (attach explanation)                                       $0.00
                                                                 ---------
18. Net Funds Due on or before Remittance Date                  $    $0.00
                                                                 ---------

                                 Exhibit Four-6

------------------------------------------------------------------------------------------
Section 2.  Delinquency Report - Optional Data for Loan Accounting
------------------------------------------------------------------------------------------
                            Installments Delinquent
------------------------------------------------------------------------------------------
Total No.    Total No.                                In       Real Estate  Total Dollar
   of           of        30-   60-   90 or more  Foreclosure     Owned       Amount of
  Loans    Delinquencies  Days  Days     Days      (Optional)   (Optional)  Delinquencies
------------------------------------------------------------------------------------------
    0            0         0     0         0           0             0          $0.00
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Section 3.  REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
--------------------------------------------------------------------------------
REG AB FIELDS                               LOAN COUNT              BALANCE
--------------------------------------------------------------------------------
PREPAYMENT PENALTY AMT                           0                   $0.00
--------------------------------------------------------------------------------
PREPAYMENT PENALTY AMT WAIVED                    0                   $0.00
--------------------------------------------------------------------------------
DELINQUENCY P&I AMOUNT                           0                   $0.00
--------------------------------------------------------------------------------
















                                 Exhibit Four-7

Exhibit N: Standard File Layout -- Delinquency Reporting

 *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer
-----------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                            Description                                                 Decimal  Format
                                                                                                                   Comment
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each loan by the originator.
-----------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
-----------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
-----------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                      The state where the  property located.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                        Zip code where the property is located.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment is due to the servicer at                MM/DD/YYYY
                                the end of processing cycle, as reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was filed.                                  MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy was filed.
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to the bankruptcy filing.
-----------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy has been approved by                      MM/DD/YYYY
                                the courts
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From Bankruptcy. Either by                            MM/DD/YYYY
                                Dismissal, Discharged and/or a Motion For Relief Was Granted.
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved By The Servicer                          MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A Loan Such As;
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is Scheduled To End/Close                       MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually Completed                                 MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the servicer with instructions to              MM/DD/YYYY
                                begin foreclosure proceedings.
-----------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to Pursue Foreclosure                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in a Foreclosure Action                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-8

-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is expected to occur.                         MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the foreclosure sale.                      2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction of the borrower.                          MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal possession of the property from the               MM/DD/YYYY
                                borrower.
-----------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                      The price at which an REO property is marketed.                              2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a particular price.                          MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                       The dollar value of an offer for an REO property.                            2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA Admin or by the Servicer.                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is scheduled to close.                       MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                                            MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                   Classification of how the property is occupied.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE             A code that indicates the condition of the property.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a  property inspection is performed.                                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.                                                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                   The current "as is" value of the property based on brokers price             2
                                opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth if repairs are completed              2
                                pursuant to a broker's price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------------------------
If applicable:
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower to stop paying on a loan.  Code indicates the reason why the loan is in default for this cycle.
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed With Mortgage Insurance                    MM/DD/YYYY
                                Company.
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                                           No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed Claim Payment                            MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On Claim                              2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance Company                                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-9

-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance Company                            2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was Issued By The Pool                        MM/DD/YYYY
                                Insurer
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance Company                               2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                                             2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                                            MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                                              2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With HUD                                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed                                             2     No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                                            MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                                              2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans Admin                                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim Payment                                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim                                      2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
MOTION_FOR_RELIEF_DATE          The date the Motion for Relief was filed                                    10     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_BID_AMT                  The foreclosure sale bid amount                                             11     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_TYPE                The foreclosure sales results: REO, Third Party, Conveyance to
                                HUD/VA
-----------------------------------------------------------------------------------------------------------------------------------
REO_PROCEEDS                    The net proceeds from the sale of the REO property.                                No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
BPO_DATE                        The date the BPO was done.
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT_FICO                    The current FICO score
-----------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_FILED_DATE         The date the Hazard Claim was filed with the Hazard Insurance               10     MM/DD/YYYY
                                Company.
-----------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_AMT                The amount of the Hazard Insurance Claim filed.                             11     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-10

HAZARD_CLAIM_PAID_DATE          The date the Hazard Insurance Company disbursed the claim                   10     MM/DD/YYYY
                                payment.
-----------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_PAID_AMT           The amount the Hazard Insurance Company paid on the claim.                  11     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                     Indicates loan status                                                              Number
-----------------------------------------------------------------------------------------------------------------------------------
NOD_DATE                                                                                                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
NOI_DATE                                                                                                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL_PAYMENT_PLAN_START_DATE                                                                                     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL_PAYMENT_ PLAN_END_DATE
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL_REO_START_DATE                                                                                              MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
REO_SALES_PRICE                                                                                                    Number
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED_LOSS/GAIN              As defined in the Servicing Agreement                                              Number
-----------------------------------------------------------------------------------------------------------------------------------


Exhibit 2: Standard File Codes - Delinquency Reporting

The  Loss Mit Type  field  should  show the  approved  Loss  Mitigation  Code as follows:
      o        ASUM-      Approved Assumption
      o        BAP-       Borrower Assistance Program
      o        CO-        Charge Off
      o        DIL-       Deed-in-Lieu
      o        FFA-       Formal Forbearance Agreement
      o        MOD-       Loan Modification
      o        PRE-       Pre-Sale
      o        SS-        Short Sale
      o        MISC-      Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

                                 Exhibit Four-11

      o  Mortgagor
      o  Tenant
      o  Unknown
      o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
      o  Damaged
      o  Excellent
      o  Fair
      o  Gone
      o  Good
      o  Poor
      o  Special Hazard
      o  Unknown




























                                 Exhibit Four-12

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

       -------------------------------------------------------------------------
       Delinquency          Delinquency Description
       Code
       -------------------------------------------------------------------------
       001                  FNMA-Death of principal mortgagor
       -------------------------------------------------------------------------
       002                  FNMA-Illness of principal mortgagor
       -------------------------------------------------------------------------
       003                  FNMA-Illness of mortgagor's family member
       -------------------------------------------------------------------------
       004                  FNMA-Death of mortgagor's family member
       -------------------------------------------------------------------------
       005                  FNMA-Marital difficulties
       -------------------------------------------------------------------------
       006                  FNMA-Curtailment of income
       -------------------------------------------------------------------------
       007                  FNMA-Excessive Obligation
       -------------------------------------------------------------------------
       008                  FNMA-Abandonment of property
       -------------------------------------------------------------------------
       009                  FNMA-Distant employee transfer
       -------------------------------------------------------------------------
       011                  FNMA-Property problem
       -------------------------------------------------------------------------
       012                  FNMA-Inability to sell property
       -------------------------------------------------------------------------
       013                  FNMA-Inability to rent property
       -------------------------------------------------------------------------
       014                  FNMA-Military Service
       -------------------------------------------------------------------------
       015                  FNMA-Other
       -------------------------------------------------------------------------
       016                  FNMA-Unemployment
       -------------------------------------------------------------------------
       017                  FNMA-Business failure
       -------------------------------------------------------------------------
       019                  FNMA-Casualty loss
       -------------------------------------------------------------------------
       022                  FNMA-Energy environment costs
       -------------------------------------------------------------------------
       023                  FNMA-Servicing problems
       -------------------------------------------------------------------------
       026                  FNMA-Payment adjustment
       -------------------------------------------------------------------------
       027                  FNMA-Payment dispute
       -------------------------------------------------------------------------
       029                  FNMA-Transfer of ownership pending
       -------------------------------------------------------------------------
       030                  FNMA-Fraud
       -------------------------------------------------------------------------
       031                  FNMA-Unable to contact borrower
       -------------------------------------------------------------------------
       INC                  FNMA-Incarceration
       -------------------------------------------------------------------------

                                 Exhibit Four-13

The FNMA Delinquent Status Code field should show the Status of Default as follows:

      -------------------------------------------------------------------------
        Status Code      Status Description
      -------------------------------------------------------------------------
             09          Forbearance
      -------------------------------------------------------------------------
             17          Pre-foreclosure Sale Closing Plan Accepted
      -------------------------------------------------------------------------
             24          Government Seizure
      -------------------------------------------------------------------------
             26          Refinance
      -------------------------------------------------------------------------
             27          Assumption
      -------------------------------------------------------------------------
             28          Modification
      -------------------------------------------------------------------------
             29          Charge-Off
      -------------------------------------------------------------------------
             30          Third Party Sale
      -------------------------------------------------------------------------
             31          Probate
      -------------------------------------------------------------------------
             32          Military Indulgence
      -------------------------------------------------------------------------
             43          Foreclosure Started
      -------------------------------------------------------------------------
             44          Deed-in-Lieu Started
      -------------------------------------------------------------------------
             49          Assignment Completed
      -------------------------------------------------------------------------
             61          Second Lien Considerations
      -------------------------------------------------------------------------
             62          Veteran's Affairs-No Bid
      -------------------------------------------------------------------------
             63          Veteran's Affairs-Refund
      -------------------------------------------------------------------------
             64          Veteran's Affairs-Buydown
      -------------------------------------------------------------------------
             65          Chapter 7 Bankruptcy
      -------------------------------------------------------------------------
             66          Chapter 11 Bankruptcy
      -------------------------------------------------------------------------
             67          Chapter 13 Bankruptcy
      -------------------------------------------------------------------------

                                 Exhibit Four-14

Exhibit O:  Calculation of Realized Loss/Gain Form 332-Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and/or resolution of any disputed items.

(i)  The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:
-------------------------------------

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the ggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.  Complete as applicable. Required documentation:

o For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

o For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

o    Other expenses - copies of corporate advance history showing all payments

o    REO repairs> $1500 require explanation

o    REO repairs >$3000 require evidence of at least 2 bids.

o Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

o    Unusual or extraordinary items may require further documentation.


13.    The total of lines 1 through 12.

(ii) Credits:
     --------

                                 Exhibit Four-15

14-21. Complete as applicable. Required documentation:

o Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

o    Letter of Proceeds Breakdown.

o    Copy of EOB for any MI or gov't guarantee

o    All other credits need to be clearly defined on the 332 form


22.    The total of lines 14 through 21.

Please Note: For HUD/VA loans,  use line (18a) for Part  A/Initial  proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)
-------------------------------------------

23. The total derived from subtracting line 22 from 13. If the amount represents a realized show the amount in parenthesis ( ).

























                                 Exhibit Four-16

Calculation of Realized Loss/Gain Form 332


     Prepared by:                                     Date:
                   ------------------------                  ------------------
     Phone:                                    Email Address:
              -----------------------------                 -------------------

   -------------------      ------------------       ------------------
    Servicer Loan No.        Servicer Name            Servicer Address
   -------------------      ------------------       ------------------

       WELLS FARGO BANK, N.A. Loan No.  ___________________________________

       Borrower's Name: _____________________________________________________
       Property Address: ____________________________________________________

       Liquidation Type: REO Sale    3rd Party Sale    Short Sale    Charge Off

       Was this loan granted a Bankruptcy deficiency or cramdown   Yes     No
       If "Yes", provide deficiency or cram down amount ______________________

Liquidation and Acquisition Expenses:

(1) Actual Unpaid Principal Balance of Mortgage Loan           $_________  (1)
(2) Interest accrued at Net Rate                                _________  (2)
(3) Accrued Servicing Fees                                      _________  (3)
(4) Attorney's Fees                                             _________  (4)
(5) Taxes (see page 2)                                          _________  (5)
(6) Property Maintenance                                        _________  (6)
(7) MI/Hazard Insurance Premiums (see page 2)                   _________  (7)
(8) Utility Expenses                                            _________  (8)
(9) Appraisal/BPO                                               _________  (9)
(10) Property Inspections                                       _________  (10)
(11)FC Costs/Other Legal Expenses                               _________  (11)
(12) Other (itemize)                                            _________  (12)
         Cash for Keys                                          _________  (12)
         HOA/Condo Fees                                         _________  (12)
         __________________                                     _________  (12)

         Total Expenses                                        $_________  (13)

Credits:
(14) Escrow Balance                                            $_________  (14)
(15)HIP Refund                                                  _________  (15)
(16) Rental Receipts                                            _________  (16)
(17)Hazard Loss Proceeds                                        _________  (17)

                                 Exhibit Four-17

(18) Primary Mortgage Insurance/Gov't Insurance HUD Part A      _________  (18a)
HUD Part B                                                      _________  (18b)
(19) Pool Insurance Proceeds                                    _________  (19)
(20) Proceeds from Sale of Acquired Property                    _________  (20)
(21) Other (itemize)                                            _________  (21)
________________________________________________                _________

         Total Credits                                         $_________  (22)
Total Realized Loss (or Amount of Gain)                        $_________  (23)
































                                 Exhibit Four-18

                           Escrow Disbursement Detail
                           --------------------------


--------------------------------------------------------------------------------
    Type     Date Paid   Period of   Total Paid    Base    Penalties   Interest
 (Tax/Ins.)               Coverage                Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






















                                 Exhibit Four-19

                                  EXHIBIT FIVE
                                  ------------

                       Special Foreclosure Rights Section
                       ----------------------------------

               For purposes of this Exhibit Five, the term "Securityholder" shall mean the entity that holds a majority interest in the most subordinated class of securities issued in the securitization outstanding from time to time.

               (a) The Company shall monthly provide a list to the Securityholder and the Master Servicer of all Mortgage Loans 60 or more days delinquent. With respect to any Mortgage Loans that are 90 or more days delinquent, the Company shall provide its proposed resolution of such Mortgage Loan - whether through foreclosure, deed-in-lieu thereof, modification or forbearance, sale of the Mortgage Loan or related Mortgaged Property, or otherwise. In conjunction with such recommendations, the Company shall advise in writing the Securityholder and the Master Servicer of any bona fide offer to purchase a Mortgage Loan or related Mortgaged Property.

               (b) Prior to taking action with respect to any delinquent Mortgage Loan that is more than 60 days delinquent, the Company shall notify both the Master Servicer and the Securityholder of its proposed course of action, but it shall not take such action unless the Securityholder does not, within a five-Business Day period, affirmatively object to such action.

               (c) If the Securityholder  timely and affirmatively objects to an action or contemplated action of the Company pursuant to section (b) above, then the Securityholder shall instruct the Master Servicer in writing (with a copy to the Company) to hire three appraisal firms selected by the Master Servicer in its reasonable discretion, to compute the fair value of the Mortgaged Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case no later than 30 days from the date of such Securityholder objection. The Company shall be obligated to provide the Master Servicer with contact information for no less than five local appraisal firms within three Business Days of receiving the affirmative objection of the Securityholder. All costs relating to the computation of the Fair Value Prices shall be for the account of the Securityholder and shall be paid by the Securityholder at the time that such Mortgage Loan is purchased by the Securityholder.

                    (i) If the Master Servicer shall have received three Fair Value Prices by the expiration of such 30-day period, then the Securityholder shall, no later than five Business after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan (the "Unpaid Principal Balance") and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                                 Exhibit Five-1

                    (ii) If the Master Servicer shall not have received three Fair Value Prices by the end of the 30-day period set forth in paragraph (iii) above, then:

                        (1) If the Master Servicer shall have received only two Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged Property and other collateral relating to such Mortgage Loan (such fair value, the "Master Servicer's Fair Value Price") and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                        (2) If the Master Servicer shall have received only one Fair Value Price by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof,
          (2) the Fair Value Price determined by such appraisal firm and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                        (3) If the Master Servicer shall not have received any such Fair Value Prices by the end of such 30-days period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (1) the Unpaid Principal Balance thereof and (2) the Master Servicer's Fair Value Price; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                       (4) If the Master Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices. Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30-day extension, the Master Servicer shall recalculate the price payable pursuant to this Agreement and, within five Business Days thereafter, (i) the Securityholder shall pay the Company the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Company shall refund to the Securityholder the positive difference between the purchase price actually paid by the Securityholder, and the recalculated purchase price.

                                Exhibit Five-2

               (d) Notwithstanding anything herein to the contrary, the Securityholder shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan at the purchase price set forth above within the timeframe set forth above following the Securityholder's objection to an action of the Company, and the Company shall provide the Master Servicer written notice of such failure.

               (e) Any notice, confirmation, instruction or objection pursuant to paragraphs (a) or (b) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Securityholder may agree to from time to time.

               (f) For the avoidance of doubt, the Securityholder's rights set forth in this Addendum are intended to provide the Securityholder, for so long as it has not forfeited its right under paragraph (d) hereof as set forth in paragraph (c) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

               (g) To the extent that the Securityholder purchases any Mortgage Loan pursuant to this Addendum, the Company will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Securityholder will have no duty or responsibility to service any such Mortgage Loan and that the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan.

               (h) In the event that the Securityholder purchases any Mortgage Loan pursuant to this Addendum, the Company and the Securityholder will work together in good faith to take any and all actions necessary to effect such purchase, including, but not limited to, the preparation and execution of any endorsements or assignments of the Mortgage Loan documents, all at the expense of the Securityholder.

                                Exhibit Five-3